                                                                       EXHIBIT 5


   CERTIFICATION OF SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Claude Michaud, Senior Vice President, Finance and Chief Financial Officer of Neurochem Inc., (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

   1. The Annual Report on Form 40-F of the Company for the year ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2003

                      /s/ Claude Michaud
                      ------------------------
                      Claude Michaud
                      Senior Vice President, Finance and Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.